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                                                                    EXHIBIT 10.1



                             STOCKHOLDERS' AGREEMENT

               This Stockholders' Agreement (this "Agreement"), dated as of August 1, 1996, is by and among the parties listed on the signature page hereto (together with persons who become parties pursuant to Section XII.A herein, the "Stockholders") and Silver Cinemas International, Inc. (formerly Encore Entertainment, Inc.), a Delaware corporation ("Holdings").

                                    RECITALS

               WHEREAS, Holdings has issued shares of Common Stock and Series A Preferred Stock ("Holdings Common Stock" and "Holdings Series A Preferred Stock", respectively, and, collectively, "Holdings Stock");

               WHEREAS, the parties hereto desire to enter into this Agreement for the purpose of regulating certain aspects of their relationship with regard to their ownership of Holdings Stock on and after the date hereof;

               NOW THEREFORE, in consideration of the mutual covenants herein contained and for other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

Section I.     Authorization.

               Each Stockholder hereby represents and warrants to Holdings and to each other that it has full power and authority to execute, deliver and perform its obligations under this Agreement. The execution and delivery of this Agreement has been duly and validly authorized, and all necessary action has been taken, to make this Agreement a valid and binding obligation of such Stockholder, enforceable in accordance with its terms, except that the enforcement thereof may be subject to bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally and to general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law).

Section II.    Certain Covenants of Holdings.

               When it is first legally required to do so, Holdings will register the Holdings Common Stock and/or the Holdings Series A Preferred Stock under Section 12 of the Securities Exchange Act of 1934, as amended (the "Exchange Act") and will keep effective such registration and will timely file such information, documents and reports as the Securities and Exchange Commission (the "Commission") may require or prescribe under Section 13 of the Exchange Act. From and after the effective date of the registration statement filed by Holdings under the Act, Holdings will (whether or not it may then be required to do so) timely file such information, documents and reports as the Commission may require or present under Section 13 or 15(d) (whichever is applicable) of the Exchange Act. Immediately upon becoming subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act,

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Holdings will forthwith upon request furnish any Stockholder (i) a written statement by Holdings that it has complied with such reporting requirements,
(ii) a copy of the most recent annual or quarterly report of Holdings, and (iii) such other reports and documents filed by Holdings with the Commission as such Stockholder may reasonably request. Holdings acknowledges and agrees that the purposes of the requirements contained in this Section II are to enable any such Stockholder to comply with the current public information requirements contained in Rule 144 and Rule 144A under the Securities Act of 1933, as amended (the "Act"), should such Stockholder ever wish to dispose of any of the Holdings Stock acquired by it hereunder, without registration under the Act in reliance upon Rule 144 and Rule 144A (or any other similar exemptive provision). In addition, Holdings will take such other measures and file such other information, documents and reports, as shall hereafter be required by the Commission as a condition to the availability of Rule 144 and Rule 144A under the Act (or any similar exemptive provision hereafter in effect).

Section III.   Rights of First Refusal.

               A. Except as provided in Section VII below, before any shares of Holdings Stock, or any beneficial interest therein, may be sold, transferred or assigned (including transfer by operation of law) or pledged, hypothecated or encumbered by any of the Stockholders (a "Selling Stockholder"), such shares shall first be offered to Holdings as set forth below.

               B. The Selling Stockholder shall deliver a notice (the "Notice") to Holdings stating (i) his bona fide intention to sell or transfer such shares,
(ii) the number of shares proposed to be sold or transferred (the "Noticed Shares"), (iii) the price for which it proposes to sell or transfer the Noticed Shares (in the case of a transfer not involving a sale such price shall be deemed to be fair market value of the Noticed Shares as determined pursuant to
Section III.D hereof) and the terms of payment of that price and other terms and conditions of sale, and (iv) the name and address of the proposed purchaser or transferee. A Selling Stockholder shall not effect, or attempt to effect, any sale or other transfer for value of the Holdings Stock other than for money or an obligation to pay money.

               C. For a period of thirty (30) days after receipt of the Notice, Holdings (or its assignee or assignees) shall have the right to purchase all of the Noticed Shares. The price per share of the Noticed Shares purchased by Holdings pursuant to this Section III.C shall be, in the case of a sale, the price per share as set forth in the Notice and, in the case of a transfer not involving a sale, the fair market value of such shares determined pursuant to
Section III.D hereof, and the purchase shall be on the same terms and subject to the same conditions as those set forth in the Notice. If Holdings (including its assignee or assignees) elects not to purchase all the Noticed Shares, it shall give written notice within the thirty (30) day period following receipt of the Notice.

               D. In the case of a transfer of shares of Holdings Stock not involving a sale, the fair market value of the shares shall be determined in good faith by Holdings' Board of Directors. This determination will be final and binding upon all parties and persons claiming under or through them. Anything in this Section III.D to the contrary notwithstanding, if a Selling Stockholder is not satisfied with the determination of fair market value, such



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Stockholder may elect not to proceed with the proposed transfer of shares of
Holdings Stock not involving a sale and retain such shares under this Agreement.

               E. If Holdings (and/or any assignees of Holdings) does not elect to purchase all of the shares of Holdings Stock to which the Notice refers as provided in Section III.B hereof, then none of the shares shall be purchased (unless the Selling Stockholder elects otherwise), and the Selling Stockholder may sell or transfer all (but not less than all) of the shares to any purchaser or transferee named in the Notice at, in the case of a sale, the price specified in the Notice or at a higher price, provided that such sale or transfer is consummated within five (5) months of the date of the Notice to Holdings.

               F. Notwithstanding subsections A through E of this Section III, Holdings shall not have any rights under this Section III: (i) in connection with or at any time subsequent to the closing of an underwritten public offering of the Common Stock pursuant to a registration statement declared effective under the Act; (ii) at any time after any equity securities of Holdings have been registered under Section 12(g) of the Securities Exchange Act of 1934, as amended; or (iii) as a result of or at any time after any transfer of Holdings Common Stock in connection with a sale of Holdings, whether such sale is effected by merger, consolidation, sale of assets or sale of exchange of stock representing at least fifty percent (50%) of the voting power of the stock of Holdings (in terms of number of votes for the election of directors).

Section IV.    Tag-Along Rights.

               A. If Brentwood Associates Buyout Fund II, L.P. (the "Partnership") or any of its respective Affiliates (as hereinafter defined) (collectively, the "Selling Group"), at any time or from time to time, enters into an agreement (whether oral or written) to transfer, sell or otherwise dispose of, directly or indirectly (a "Tag-Along Sale"), any shares of Holdings Common Stock or any interest therein, then each other Stockholder shall have the right, but not the obligation, to participate in such Tag-Along Sale (and to displace the Selling Group to the extent of such participation) by selling up to the number of shares of Holdings Stock (the "Stockholders' Allotment") equal to the product of (i) the total number of shares of Holdings Stock proposed to be sold or otherwise disposed of by the Selling Group in the Tag-Along Sale multiplied by (ii) a fraction, the numerator of which shall equal the aggregate number of shares of Holdings Stock owned by other Stockholders who have elected to participate in such Tag-Along Sale immediately prior to the Tag-Along Sale and the denominator of which shall equal the sum of: (A) the aggregate number of shares of Holdings Stock owned by members of the Selling Group who have elected to participate in such Tag-Along Sale immediately prior to the Tag-Along Sale; and (B) the aggregate number of shares of Holdings Stock owned by other Stockholders who have elected to participate in such Tag-Along Sale, immediately prior to the Tag-Along Sale.

               Any such sale by any Stockholder shall be on the same terms and conditions as the proposed Tag-Along Sale by the Selling Group; provided, however, that all selling Stockholders shall share pro rata, based upon the number of shares being sold by each (i) in any indemnity liabilities to the proposed transferee or purchaser in the Tag-Along Sale (other than representations as to unencumbered ownership of and ability to transfer the shares being



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sold of any other seller in the Tag-Along Sale, which shall be the sole responsibility of such other seller) and (ii) in any escrow for the purpose of satisfying any such indemnity liabilities.

               B. The foregoing notwithstanding, Section IV.A shall not apply to
(i) any transfer, sale or other disposition of shares of Holdings Stock solely among the Partnership and its Affiliates for a price not in excess of the original purchase price of such shares, (ii) any distribution by the Partnership to its partners and (iii) any merger or consolidation of Holdings with or into another corporation or a sale of all or substantially all of the assets of Holdings followed by its dissolution, provided that all shares of Holdings Stock subject to this Agreement are treated the same in any such transaction.

               C. The Selling Group members participating in a Tag-Along Sale or a representative of the Selling Group (the "Selling Group Representative," which shall be the general partner of the Partnership until the other Stockholders are notified of the name and address of a successor representative) shall promptly provide each Stockholder with written notice (the "Tag-Along Sale Notice") not more than 60 nor less than 30 days prior to the proposed date of the Tag-Along Sale (the "Tag-Along Sale Date"). In order to facilitate the prompt delivery of the Tag-Along Sale Notices, Holdings hereby covenants to provide the Selling Group members participating in a Tag-Along Sale or the Selling Group Representative, as the case may be, access to stock record books of Holdings. Each Tag-Along Sale Notice shall set forth: (i) the name and address of each proposed transferee or purchaser of shares of Holdings Stock in the Tag-Along Sale; (ii) the name and address of each Selling Group member participating in the Tag-Along Sale and the number of shares of Holdings Stock proposed to be transferred or sold by each such Selling Group member; (iii) the proposed amount and form of consideration to be paid for such shares and the terms and conditions of payment offered by each proposed transferee or purchaser, (iv) the aggregate number of shares of Holdings Stock held of record as of the close of business on the date of the Tag-Along Sale Notice (the "Tag-Along Notice Date") by the Stockholder to whom the notice is sent and the aggregate number of such Stockholder's shares of Holdings Stock outstanding on the Tag-Along Notice Date;
(v) the aggregate number of shares of Holdings Stock held of record as of the Tag-Along Notice Date by the Selling Group; (vi) the maximum number of shares of Holdings Stock (the "Stockholder's Allotment") that the Stockholder to whom the notice is sent is entitled to include in the Tag-Along Sale assuming each Stockholder elected to participate in the Tag-Along Sale and elected to sell the maximum number of shares owned by such Stockholder; (vii) the number of shares of Holdings Stock constituting the Stockholders' Allotment; (viii) confirmation that the proposed purchaser or transferee has been informed of the "Tag-Along Rights" provided for herein and has agreed to purchase shares of Holdings Stock in accordance with the terms hereof; (ix) the Tag-Along Sale Date and (x) confirmation that, with respect to the shares of Holdings Stock to be received by the proposed transferee or purchaser, the proposed transferee or purchaser agrees in writing to be bound by, and covenants that each transferee of all such shares shall be bound by, the provisions of this Agreement (other than the provisions of this Section IV), as if it were a member of the Selling Group.

               Each Stockholder shall provide written notice (or oral notice confirmed in writing) (the "Tag-Along Notice") to the member(s) of the Selling Group participating in the Tag-Along Sale, or, at such Stockholder's option, to the Selling Group Representative, no less



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than 15 days prior to the Tag-Along Sale Date. The Tag-Along Notice shall set forth the number of shares of Holdings Stock, if any, that such Stockholder desires to include in the Tag-Along Sale (which shall not exceed such Stockholder's Allotment). The Tag-Along Notice shall also specify the aggregate number of additional shares of Holdings Stock owned of record as of the Tag-Along Notice Date by such Stockholder, if any, which such Stockholder desires also to include in the Tag-Along Sale ("Additional Shares") in the event there is an aggregate under subscription for the entire Stockholders' Allotment. In the event there is an aggregate under subscription by the Stockholders for the entire Stockholders' Allotment, the Selling Group member(s) participating in the Tag-Along Sale shall apportion the unsubscribed shares of Holdings Stock to Stockholders whose Tag-Along Notices specified an amount of Additional Shares, which apportionment shall be on a pro rata basis among such Stockholders in accordance with the number of Additional Shares specified by all such Stockholders in their Tag-Along Notices.

               The participating members of the Selling Group shall determine the aggregate number of shares of Holdings Stock to be sold by each participating Stockholder in any given Tag-Along Sale in accordance with the terms hereof, and the Tag-Along Notices given by the Stockholders shall constitute their binding respective agreements to sell such shares on the terms and conditions applicable to such sale (including the requirements of this Section IV). If the proposed transferee or purchaser does not purchase all of such shares on the same terms and conditions applicable to the members of the Selling Group, then the Partnership shall promptly offer to purchase, within five business days of the date of such Tag-Along Sale, all such unpurchased shares on such terms and conditions.

               If a Tag-Along Notice is received by neither the members of the Selling Group participating in the Tag-Along Sale nor the Selling Group Representative, from a Stockholder within the 15-day period specified above, the Selling Group members shall have the right to sell or otherwise transfer the number of shares of Holdings Stock specified in the Tag-Along Sale Notice to the proposed purchaser or transferee without any participation by such Stockholder, but only on the terms and conditions stated in such Tag-Along Sale Notice and only if such sale occurs on a date within five business days of the Tag-Along Sale Date.

               D. The provisions of this Section IV shall apply regardless of the form of consideration received in the Tag-Along Sale.

               E. "Affiliate" of a specified person means any other person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified person and, in the case of a person who is an individual, shall include (i) members of such specified person's immediate family (as defined in instruction 2 of Item 404(a) of Regulation S-K promulgated by the Securities and Exchange Commission) and (ii) trusts whose trustee and beneficiaries include only such specified person or members of such person's immediate family as determined in accordance with the foregoing clause (i). For the purposes of this definition, "control," when used with respect to any person, means the power to direct the management and policies of such person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.



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               F. The provisions of this Section IV shall terminate on the earlier to occur of (i) the closing of an underwritten public offering of the Common Stock pursuant to a registration statement declared effective under the Act, (ii) the first time at which any equity securities of Holdings have been registered under Section 12(g) of the Exchange Act or (iii) as a result of or at any time after any transfer of Holdings Common Stock in connection with a sale of Holdings, whether such sale is effected by merger, consolidation, sale of assets or sale of exchange of stock representing at least fifty percent (50%) of the voting power of the stock of Holdings (in terms of number of votes for the election of directors).

Section V.     Drag-Along Rights.

               A. In the event the Selling Group determines to accept an offer from any person (other than a member of the Selling Group or any Affiliate thereof) to purchase 100% of the outstanding shares of Holdings Stock, then, subject to Section V.C below, each of the other Stockholders shall sell, and shall cause any Affiliate of it to sell all shares of Holdings Stock held by it or such Affiliate pursuant to such offer to purchase (the "Drag-Along Sale"). All holders of Holdings Stock in such Drag-Along Sale (i) shall receive the same consideration per share of Holdings Stock, shall be subject to the same terms and conditions of sale and shall otherwise be treated equally or, where appropriate, pro rata based upon the number of shares of Holdings Stock held by each stockholder and (ii) shall execute such documents and take such actions as may be reasonably required by the Selling Group Representative.

               Any such sale by any Stockholder shall be on the same terms and conditions as the proposed Drag-Along Sale by the Selling Group; provided, however, that all selling Stockholders shall share pro rata, based upon the number of shares being sold by each, (i) in any indemnity liabilities to the purchaser in the Drag-Along Sale (other than representations as to unencumbered ownership of and ability to transfer the shares being sold of any other seller in the Drag-Along Sale, which shall be the sole responsibility of such other seller) and (ii) in any escrow for the purpose of satisfying any such indemnity liabilities.

               B. The Selling Group members participating in a Drag-Along Sale or the Selling Group Representative shall promptly provide each Stockholder with written notice (the "Sale Notice") not more than 60 nor less than 30 days prior to the date of the Drag-Along Sale (the "Drag-Along Sale Date"). Each Sale Notice shall set forth: (i) the name and address of each proposed transferee or purchaser of shares of Holdings Stock in the Drag-Along Sale; (ii) the proposed amount and form of consideration to be paid for such shares and the terms and conditions of payment offered by each proposed transferee or purchaser, (iii) confirmation that the proposed purchaser or transferee has been informed of the "Drag-Along Rights" provided for herein and has agreed to purchase shares of Holdings Stock in accordance with the terms hereof; and (iv) the Drag-Along Sale Date.

               C. The provisions of this Section V shall apply regardless of the form of consideration received in the Drag-Along Sale, and if any non-cash consideration is proposed in the Drag-Along Sale to each member of the Selling Group, each Stockholder shall accept its pro rata share of such non-cash consideration for the Holdings Stock based upon its proportional ownership of shares of Holdings Stock; provided, however, that a Stockholder shall not be required to participate in a Drag-Along Sale in which non-cash consideration is



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proposed if such Stockholder is not receiving cash consideration in connection with such Drag-Along Sale in an amount sufficient to pay the federal income tax that would be payable if it were to participate in the Drag-Along Sale.

               D. The provisions of this Section V shall apply to warrants which are exercisable for shares of Holdings Stock the same as if such warrants had in fact been exercised by the holders thereof prior to the initiation of a Drag-Along Sale.

               E. The provisions of this Section V shall terminate on the earlier to occur of (i) the closing of an underwritten public offering of Holdings Common Stock pursuant to a registration statement declared effective under the Act, (ii) the first time at which any equity securities of Holdings have been registered under Section 12(g) of the Exchange Act or (iii) as a result of or at any time after any transfer of Holdings Common Stock in connection with a sale of Holdings, whether such sale is effected by merger, consolidation, sale of assets or sale of exchange of stock representing at least fifty percent (50%) of the voting power of the stock of Holdings (in terms of number of votes for the election of directors).

Section VI.    Registration Rights.

               Each of the Stockholders shall have the registration rights provided in the Registration Rights Agreement attached hereto as Exhibit A, which Registration Rights Agreement is hereby incorporated herein as if set forth in full in this Agreement. Execution and delivery of this Agreement shall, without further act of any of the parties, constitute execution and delivery of the Registration Rights Agreement.

Section VII.   Exempt Transfers.

               The provisions of Section III shall not apply to a transfer of any Holdings Stock by a Stockholder, either during his lifetime or on death by will or intestacy, to (i) his ancestors, descendants, spouse, brothers, sisters, nephews or nieces, (ii) any custodian or trustee for the account or benefit of such Stockholder or such Stockholder's ancestors, descendants, spouse, brothers, sisters, nephews or nieces, or (iii) in the case of a Stockholder which is a corporation, an entity directly or indirectly controlled by or under common control with such Stockholder; provided, however, that the transferee shall receive and hold such Shares subject to the provisions of Section VIII hereof and to any legends on the certificates evidencing such shares and there shall be no further transfer of such Shares except in accordance herewith; and provided further, that the transferee shall acknowledge and agree, in a writing satisfactory to Holdings, to be bound by the terms of this Agreement and shall execute and deliver to Holdings a letter to such effect.

Section VIII.  Restriction on Public Sale.

               Anything to the contrary herein notwithstanding, in the event that Holdings files a registration statement with respect to an underwritten public offering under the Act in which any class of Holdings' equity securities is offered, a Stockholder shall not effect any public sale or distribution of any of the shares of Holdings Stock (which shares, for the purposes of this Section VIII, shall include any and all voting securities received by such Stockholder as a



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stock dividend, stock split or other recapitalization or similar distribution on or in respect of the shares of Holdings Stock) or any of Holdings' other equity securities, or of any securities convertible into or exchangeable for such securities, during the period beginning ten (10) days before the filing of such registration statement with the Securities and Exchange Commission and ending one hundred eighty (180) days after such registration statement has become effective or ten (10) days after is has been withdrawn.

Section IX.    Register of Securities; Removal of Restrictions on Transfer.

               A. Register of Securities. Holdings or its duly appointed agent shall maintain separate registers for the shares of Holdings Series A Preferred Stock and the shares of Holdings Common Stock, in which it shall register the issue and sale of all such respective shares. Holdings may issue stop transfer instructions to such agent and make similar notations in such register to ensure that all transfers of such securities are made in accordance with this Agreement. All transfers of such securities shall be recorded on the register maintained by Holdings or its agent, and Holdings shall be entitled to regard the registered holder of such securities as the actual holder thereof until Holdings or its agent is required to record a transfer of such securities on its register. Subject to Sections III and VIII hereof, Holdings or its agent shall be required to record any such transfer when it receives the security to be transferred duly and properly endorsed by the registered holder thereof or by its attorney duly authorized in writing.

               B. Removal of Transfer Restrictions. Any legend endorsed on a certificate evidencing shares of Holdings Stock and the stop transfer instructions and record notations with respect to such shares shall be removed and Holdings shall issue a certificate without such legend to the holder of such shares of Holdings Stock (i) if such shares are registered under the Act, or
(ii) if a notification under Regulation A under the Act is in effect with respect thereto, or (iii) if such shares may be sold under Rule 144 or Rule 144A under the Act.

               C. Legends. In addition to any legends required by securities laws, each stock certificate evidencing shares of Holdings Stock shall bear a legend in substantially the following form until such legends may be removed in accordance with this Agreement:

        "The shares represented by this certificate are subject to a Stockholders' Agreement dated as of August 1, 1996, which contains restrictions on transfer, rights of first refusal, drag-along rights and certain registration rights. A copy of said Stockholders' Agreement may be obtained from the Company by the holder of such certificate."

Section X.     Enforcement.

               The parties acknowledge that the remedy at law for any breach or violation of the provisions of Section VIII hereof shall be inadequate and that, in the event of any such breach or violation, Holdings and/or the Stockholders shall be entitled to injunctive relief in addition to any other remedy, at law or in equity, to which it may be entitled.

Section XI.    Violation of Transfer Provisions.



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               Holdings shall not be required (i) to transfer on its books any shares of Holdings Stock which shall have been sold, transferred, assigned or pledged in violation of any of the provisions set forth in this Agreement, or
(ii) to treat as owner of such shares of Holdings Stock or to accord the right to vote as such owner or to pay dividends to any transferee to whom such shares shall have been so transferred.

Section XII.   General Provisions.

               A. After-Acquired Shares. All of the provisions of this Agreement shall apply to (i) all of the shares of Holdings Stock now owned or which may be transferred hereafter to, or owned by, any Stockholder and (ii) all securities and instruments (A) received by a Stockholder as a dividend on or other payment made to holders of Holdings Stock, or (B) issued in connection with a split of Holdings Stock or as a result of any exchange for or reclassification of Holdings Stock or a reorganization, recapitalization, consolidation or merger. In addition, any person or entity who does not presently own but subsequently acquires shares of Holdings Stock may become a party to and bound by all or any portion of this Agreement by executing a Joinder substantially in the form attached hereto as Exhibit B.

               B. Rights and Obligations of Transferees. If a Stockholder transfers any or all of its shares of Holdings Stock to any person, such person and each subsequent transferee shall have the same rights hereunder (including pursuant to Exhibit A) as are given to the Stockholder, and shall be subject to the same obligations as are imposed upon, the Stockholder by the terms hereof (and all references herein to a Stockholder shall include such transferee), unless otherwise provided herein. Holdings will not record any transfer of Holdings Stock that was made in violation of any provision of this Agreement, including, without limitation, Exhibit A.

               C. Owner of Stockholder Shares. The person in whose name shares of Holdings Stock are registered in the stock books of Holdings may be treated as the owner thereof for all purposes, including without limitation, for the giving of notices under this Agreement.

               D. Notices. All notices, requests, consents and other communications required or permitted hereunder shall be in writing and shall be deemed to have been duly given and made and served either by personal delivery to the person for whom it is intended or if deposited, postage prepaid, registered or certified mail, return receipt requested, in the United States mail:

                        (1) if to any Stockholder, addressed to such Stockholder
                at its address is shown on the stock register maintained by Holdings, or at such other address as such Stockholder may specify by written notice to Holdings; or

                        (2) if to Holdings, at Encore Entertainment, Inc., c/o
                Brentwood Associates, 11150 Santa Monica Boulevard, Suite 1200, Los Angeles, Ca 90025, Attention: David Wong

Each such notice, request, consent or other communication shall be deemed to have been given



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upon receipt thereof or, if sooner, five (5) days after such has been deposited as described above. The addresses for the purposes of this Section XII.D, may be changed by giving written notice of such change in the manner provided herein for giving notice. Unless and until such written notice is received, the address provided herein shall be deemed to continue in effect for all purposes hereunder.

               E. Choice of Law. This Agreement shall be governed by and construed in accordance with the internal laws, and not the laws of conflicts of laws, of the State of Delaware.

               F. Severability. The parties hereto agree that the terms and provisions in this Agreement are reasonable and shall be binding and enforceable in accordance with the terms hereof and, in any event, that the terms and provisions of this Agreement shall be enforced to the fullest extent permissible under law. In the event that any term or provision of this Agreement shall for any reason be adjudged to be unenforceable or invalid, then such unenforceable or invalid term or provision shall not affect the enforceability or validity of the remaining terms and provisions of this Agreement, and the parties hereto hereby agree to replace such unenforceable or invalid term or provision with an enforceable and valid arrangement which in its economic effect shall be as close as possible to the unenforceable or invalid term or provision.

               G. Parties in Interest. All the terms and provisions of this Agreement shall be binding upon and inure to the benefit of and be enforceable by the respective successors and assigns of the parties hereto, whether so expressed or not.

               H. Modification, Amendment and Waiver. No modification or amendment of any provision of this Agreement shall be effective against Holdings or any Stockholder unless approved in writing by a majority of the Stockholders, and, in the case of Holdings, authorized by its Board of Directors. Furthermore, no amendment or modification which adversely affects any Stockholder uniquely (as opposed to the same effect on all Stockholders) shall be effective unless such affected Stockholder consents in writing thereto. The failure at any time to enforce any of the provisions of this Agreement shall in no way be construed as a waiver of such provisions and shall not affect the right of any of the parties thereafter to enforce each and every provision hereof in accordance with its terms.

               I. Integration. This Agreement, together with Schedule I,
Schedule II and Exhibit A hereto, constitutes the entire agreement of the parties with respect to the subject matter hereof and thereof and supersedes all prior agreements and negotiations with respect thereto. Notwithstanding the foregoing, certain parties hereto may have entered into stock purchase agreements which contain provisions with regard to "vesting" of shares and repurchase options in favor of Holdings. Those agreements are specifically agreed to deal with a subject matter different from the subject matter hereof and are therefore not superseded by this Agreement and are specifically acknowledged to remain in full force and effect.

               J. Headings and Pronouns. The headings of the sections and paragraphs of this Agreement have been inserted for convenience of reference only and do not constitute a part of this Agreement. Whenever used herein, words importing the singular shall include the



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plural and words importing the masculine shall include the feminine and neuter, and vice versa, unless the context otherwise requires.

               K. Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, with the same effect as if all parties had signed the same document. All such counterparts shall be deemed an original, shall be construed together and shall constitute one and the same instrument.

               IN WITNESS WHEREOF, the parties hereto have executed this Stockholders' Agreement as of the day and year first above written.

                                        ENCORE ENTERTAINMENT, INC.



                                        By:___________________________________
                                           Name: _____________________________
                                           Its: ______________________________





                                        ______________________________________
                                          Steven L. Holmes




                                        ______________________________________
                                          Thomas Owens

                                   BRENTWOOD ASSOCIATES BUYOUT FUND II, L.P.

                                        By:     Brentwood Private Equity LLC,
                                                Its: General Partner


                                        By: _________________________________
                                             Name: David H. Wong
                                             Its: Managing Member

                                    Exhibit A

                          REGISTRATION RIGHTS AGREEMENT


Section 1.     Definitions.

               Terms defined in the foregoing Stockholders' Agreement (the "Agreement") are used as therein defined unless otherwise defined in this Exhibit A. In addition, the following terms shall have the meanings indicated:

               "Commission" means the Securities and Exchange Commission, or any other federal agency then administering the Securities Act.

               "Securities Act" means the Securities Act of 1933, as amended, or any successor federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect from time to time.

Section 2.     Rights of Stockholders.

               If at any time Holdings proposes to register (other than a registration (1) on Form S-8 or any successor form thereto; (2) of debt securities of Holdings; (3) of Preferred Stock of Holdings; or (4) of securities for the purpose of consummating any acquisition by Holdings including a registration on Form S-4 (or any successor form thereto)) any public offering of shares of its capital stock under the Securities Act, Holdings will give written notice to each Stockholder of its intention so to do at least twenty (20) days prior to the filing of the registration statement.

               A.     In the event of an underwritten public offering:

                      (1) If the representative of the underwriters
               participating in the sale and distribution of Holdings' securities covered by said registration statement agrees that a number of shares of outstanding Holdings Common Stock (the "Permissible Secondary Shares") may be included in the offering covered by the registration statement, Holdings' notice shall afford each Stockholder an opportunity to elect to include in such filing all or any part of the shares of Holdings Common Stock then owned by such Stockholder. Each Stockholder shall have fifteen (15) days after receipt of Holdings' notice to notify Holdings in writing of the number of shares of Holdings Common Stock (the "Elected Shares") which such Stockholder elects to include in the offering. The Elected Shares shall be included in the offering to the extent permitted by the representative. If the aggregate number of Elected Shares that each such electing Stockholder and any other holders of securities of Holdings possessing registration rights desire to include in such filing exceeds the number of Permissible Secondary Shares, then such Stockholder shall, subject to any priority available to other holders of securities which was not granted in violation of the Agreement or the Warrants (as defined therein), be entitled to include that number of shares of Holdings Common Stock that bears the same ratio to the number of Permissible Secondary Shares as the number of Elected Shares of Holdings Common Stock that Stockholder desires to include bears to the number of Elected Shares that all eligible holders of securities desire to include. Such representative may increase or decrease the number of Permissible Secondary Shares at any time until all shares of Holdings Common Stock included in such registration shall have been sold by such underwriters.

                        (2) The inclusion in such filing of shares of Holdings
                Common Stock shall be upon the condition that such electing Stockholder sells his shares of Holdings Common Stock to the underwriters on the same terms and conditions as Holdings and other selling holders.

                        (3) Holdings shall afford each Stockholder the right to
                participate in each underwritten registration.

                B. In the event of any public offering, whether or not
                   underwritten:

                        (1) Each Stockholder shall have fifteen (15) days after
                receipt of Holdings' notice to notify Holdings in writing of the number of shares of Holdings Common Stock that are owned by him which such Stockholder elects to include in the offering.

                        (2) Holdings will use its best efforts to prepare and
                file with the Commission a registration statement with respect to such shares of Holdings Common Stock and shall cause such registration statement to become effective, to prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective until the earlier of the sale of all shares of Holdings Common Stock covered thereby and the expiration of a period of 9 months after its effective date and to comply with the provisions of the Securities Act with respect to the disposition of all shares of Holdings Common Stock covered by such registration statement. In the event that any shares of Holdings Common Stock included in a registration statement subject to, or required by, this Exhibit A remain unsold at the end of such period, Holdings may file a post-effective amendment to the registration statement for the purpose of deregistering such shares.

                        (3) Holdings will furnish to each Stockholder so many
                copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents, as such Stockholder may reasonably request.

                        (4) Holdings will use its best efforts to register or
                qualify the securities covered by such registration statement under such other securities or blue sky laws of such jurisdictions (not exceeding ten (10) in number) as such electing Stockholder shall request, and do any and all other acts and things that may be reasonably necessary or advisable to enable such Stockholder to consummate the disposition in such jurisdictions of the shares of Holdings Common Stock covered by the registration statement; provided, however, that Holdings shall not be obligated, by reason thereof, to qualify as a foreign corporation or file any general consent to service of process under the laws of any such jurisdiction or subject itself to taxation as doing business in any such jurisdiction.

                        (5) Holdings shall notify each Stockholder when the
                registration statement covering the offering of the shares of Holdings Common Stock to be registered has been filed with the Commission under the Securities Act and when it has been made effective by order of the Commission.

Section 3.     Obligations of Stockholders.

               To include any shares of Holdings Common Stock in any registration, each Stockholder shall:

                        (1) cooperate with Holdings in preparing each such
                registration and execute all such agreements as any representative of the underwriters may deem reasonably necessary in favor of the underwriters;

                        (2) promptly supply Holdings with all information,
                documents, representations and agreements as the underwriters or Holdings may deem reasonably necessary in connection with such registration; and

                        (3) agree in writing not to sell or transfer any shares
                of the capital stock of Holdings not included in such registration during the period beginning ten (10) days prior to the filing and ending one hundred eighty (180) days after the effective date of such registration without the underwriters' or Holdings' consent.

Section 4.     Completion of Offering Not Required.

               Anything herein to the contrary notwithstanding, Holdings shall have no obligation to the Stockholders if the Board of Directors of Holdings determines, for any reason, not to complete any proposed public offering of its securities.

Section 5.     Registration Expenses.

               The costs and expenses (other than underwriting discount or commission and such fees for counsel, printing, registration and other fees as state securities officials may require that each Stockholder pay) of all registrations and qualifications under the Securities Act, and of all other actions that Holdings is required to take or effect pursuant to this Registration Rights Agreement, shall be paid by Holdings (including, without limitation, all registration and filing fees, printing expenses, costs of special audits incident to or required by any such registration, fees and disbursements of counsel for Holdings).

Section 6.     Indemnification by Company.

               In the event of any registration under the Securities Act of any offering including shares of Holdings Common Stock, Holdings hereby agrees to indemnify and hold harmless each Stockholder, and each other person or entity that controls such Stockholder and each such Stockholder's officers, directors and employees, against any losses, claims, damages or liabilities, joint or several, to which such Stockholder and/or person or entity may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or proceedings in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of any material fact contained, on the effective date thereof, in any registration statement under which shares of Holdings Common Stock were registered under the Securities Act, in any preliminary prospectus or final prospectus contained therein or any amendment or supplement thereto, (ii) the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading or (iii) any failure or alleged failure of Holdings to comply with any applicable statute, rule or regulation in connection with the registration statement or the offering, and will reimburse such Stockholder and/or such person or entity for any legal or other expenses reasonably incurred by such Stockholder and/or such person or entity in connection with investigating or defending any such loss, claim, damage, liability or proceeding; provided, that Holdings will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement, said preliminary or final prospectus or said amendment or supplement in reliance upon and in strict conformity with written information furnished by such Stockholder and/or such person or entity on behalf of such Stockholder in such Stockholder's capacity as such specifically for use in the preparation thereof.

Section 7.     Indemnification by Stockholders.

               In the event of any registration under the Securities Act of any offering including shares of Holdings Common Stock, each Stockholder hereby agrees to indemnify and hold harmless Holdings, and each other person, if any, who controls Holdings within the meaning of the Securities Act and each other person (including each underwriter, and each other person, if any, who controls such underwriter) who participates in the offering of such Holdings Common Stock against any losses, claims, damages or liabilities, joint or several, to which Holdings, such controlling person or participating person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or proceedings in respect thereof arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained, on the effective date thereof, in any registration statement under which an offering of such Holdings Common Stock was registered under the Securities Act, in any preliminary prospectus or final prospectus contained therein, or in any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse Holdings and each such controlling person or participating person for any legal or other expenses reasonably incurred by Holdings or such controlling person or participating person in connection with investigating or defending any such loss, claim, damage, liability or proceeding; provided that each Stockholder will be liable in any such case to the extent, and only to the extent, that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement, said preliminary or final prospectus or said amendment or supplement in reliance upon and in strict conformity with written information furnished by such Stockholder in his capacity as such specifically for use in the preparation thereof and provided further that each Stockholder will be liable only in his, her or its capacity as such only to the extent of the proceeds received from the sale of securities sold by him, her or it pursuant to such registration statement.

                                    Exhibit B
                                     JOINDER



               Reference is made to the Stockholders' Agreement (the "Agreement") dated as of ____________, 1996, among Encore Entertainment, Inc. and certain other parties listed on the signature page thereto. All capitalized terms used but not otherwise defined herein with the meanings ascribed to such terms in the Agreement.

               The undersigned is the holder of [_______ shares of Common Stock] [__________ shares of Series A Preferred Stock] (the "Securities"). The undersigned hereby joins the Agreement as a party thereto with respect to the Securities, entitled to the rights and benefits of, and subject to the obligations of a party thereto with respect to the Securities.

               The undersigned's address for notices is________________________
___________________________________________________________.


                     Dated this ____ day of _________, 19__.



                                             By:  ___________________________
                                                  Name:______________________
                                                  Its:_______________________

                      AMENDMENT TO STOCKHOLDER'S AGREEMENT


           This amendment (the "Amendment") is executed as of April 18, 1998 by and between Silver Cinemas International, Inc. ("Holdings"), Brentwood Associates Buyout Fund II, L.P. (the "Partnership") and DLJ Fund Investment Partners II, L.P. (the "Purchaser") to modify the terms described in that certain Stockholders' Agreement (the "Agreement") dated as of August 1, 1996 by and between Holdings and the parties listed on the signature page thereto.

1. Section XII.H shall be deleted and replaced in its entirety by the following language:

        Modification, Amendment and Waiver. No modification or amendment of any provision of this Agreement shall be effective against Holdings or any Stockholder unless approved in writing by a majority of the Stockholders, and, in the case of Holdings, authorized by its Board of Directors. Furthermore, no amendment or modification which adversely affects any Stockholder uniquely (as opposed to the same effect on all Stockholders) or DLJ Fund Investment Partners II, L.P., with respect to Tag-Along Rights as set forth in Section IV, shall be effective unless such affected Stockholder or DLJ Fund Investment Partners II, L.P., respectively, consents in writing thereto. The failure at any time to enforce any of the provisions of this Agreement shall in no way be construed as a waiver of such provisions and shall not affect the right of any of the parties thereafter to enforce each and every provision hereof in accordance with its terms.

2.      A new Section XIII shall be added to the Agreement as follows:

        Holdings agrees that it will not issue, sell or otherwise transfer to the Partnership or any affiliates (as such term is defined in the Securities Exchange Act of 1934, as amended) of the Partnership, any common or preferred stock of Holdings unless Holdings delivers written notice to the Purchaser of the terms of such proposed sale, issuance or transfer, no later than ten days before the consummation of such transfer. If the Purchaser notifies Holdings in writing that it wishes to participate in such transfer, Holdings and the Partnership will make available to the Purchaser a portion of the stock proposed to be transferred in the same proportion to the relative ownership of the Partnership and the Purchaser on that date immediately prior to such proposed transfer, on the same terms and on the same basis as the Partnership.

3. Except as expressly amended by this Amendment, the Agreement shall remain unchanged and in full force and effect.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the day and years first above written.

                                       SILVER CINEMAS INTERNATIONAL, INC.



                                        By: ___________________________________
                                            Name:
                                            Its:


                                       BRENTWOOD ASSOCIATES BUYOUT FUND II, L.P.




                                       By:  ___________________________________
                                            Name:
                                            Its:

                                       DLJ FUND INVESTMENT PARTNERS II, L.P.




                                       By:  ___________________________________
                                            Name:
                                            Its: